UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a party other than the Registrant ☐

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

Acri Capital Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Acri Capital Acquisition Corporation

13284 Pond Springs Rd, Ste 405

 Austin, Texas

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD January 24, 2023

To the Stockholders of Acri Capital Acquisition Corporation:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Acri Capital Acquisition Corporation (“Acri Capital” the “Company,” “we,” “us” or “our”) to be held virtually on January 24, 2023 at 9:00 a.m., Eastern Time. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting [_].

If you plan to attend the virtual special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice to consider and vote upon the following proposals:

●	Proposal No. 1 - The Extension Amendment Proposal – a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to amend the amount of monthly deposit (each, a “Monthly Extension Payment”) required to be deposited in the trust account (the “Trust Account”) from $0.0333 for each public share to $[__] for each public share for up to nine (9) times if the Company has not consummated its initial business combination by March 14, 2023 (the nine (9) month anniversary of the closing of its initial public offering) (the “Extension Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Extension Amendment”);

●	Proposal No. 2 - The Adjournment Proposal – a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal (the “Adjournment Proposal”).

If the stockholders approve the Extension Amendment Proposal, for each public share that is not redeemed by the stockholders in connection with the Extension Amendment Proposal (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, the Company will make Monthly Extension Payment of $[__] per public share in the Trust Account . If there is (i) no redemption of the public shares, the Monthly Extension Payment will be $[__], (ii) 50% redemption of the public shares, the Monthly Extension Payment will be $[__], and (iii) 80% redemption of the public shares, the Monthly Extension Payment will be $[__]. The first Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 14, 2023, while the second Monthly Extension Payment must be deposited into the Trust Account prior to 14th of each succeeding month until end of Extended Termination Date (as defined below). We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

Each of the proposals is more fully described in the accompanying proxy statement.

The Adjournment Proposal will only be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting for, or otherwise in connection with, the approval of other proposals.

The Board has fixed the close of business on December 28, 2022 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the Record Date, there were 8,625,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) issued and outstanding, all of which are public shares and 2,156,250 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”, together with Class A Common Stock, “Common Stock”) issued and outstanding.

The purpose of the Extension Amendment is to allow the Company to have more flexibility to complete the initial business combination. The Company’s initial public offering (the “IPO”) prospectus (File No. 333-263477) (the “IPO Prospectus”) dated June 9, 2022 and the Charter provide that we have until March 14, 2023 (the “Current Termination Date”) to complete a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, or an “initial business combination.” If we anticipate that we may not be able to consummate the initial business combination by the Current Termination Date, we may, but are not obligated to, if requested by Acri Capital Sponsor LLC, a Delaware limited liability company, our sponsor (the “Sponsor”) or its affiliates, extend the Termination Date up to nine (9) times by an additional one month each time for a total of up to 9 months (the “Paid Extension Period”) by depositing $287,212.5 per month (or $0.0333 per public share) into the Trust Account, affording the Company up to eighteen (18) months from the closing of the IPO to complete our initial business combination (the end of such period, the “Extended Termination Date”). Further, the IPO Prospectus and the Charter provide that the Company may modify the Current Termination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

The Board currently believes that there will not be sufficient time before March 14, 2023 for the Company to complete the initial business combination. Under the circumstances, the Sponsor wants to pay an extension amount that is substantially less than the $287,212.5 for Paid Extension Period as provided by the Charter. If the Extension Amendment Proposal is approved, the Company will still have the right to extend the time for the Company to complete its initial business combination from March 14, 2023 to December 14, 2023 (i.e., 18 months from the closing of the IPO), provided that the Monthly Extension Payment of $[__] per public share is deposited into the Trust Account on or prior to the 14th day of each month commencing from March until December 2023. In connection with the Extension Amendment, if there is (i) no redemption of the public shares, the Monthly Extension Payment will be $[__], (ii) 50% redemption of the public shares, the Monthly Extension Payment will be $[__], and (iii) 80% redemption of the public shares, the Monthly Extension Payment will be $[__]. The Company’s board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the Extension Amendment.

Although the approval of the Extension Amendment Proposal is essential to the implementation of the Board’s plan to amend the Monthly Extension Payment, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by stockholders.

If the Extension Amendment Proposal is not approved, and the initial business combination is not consummated by March 14, 2023 (or by December 14, 2023 if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Public stockholders of shares of Class A Common Stock sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Amendment Proposal or otherwise at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders.

The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by the Charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Amendment Proposal at the special meeting, if the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public stockholders in connection with the Extension will decrease the amount in our Trust Account.

PUBLIC STOKHOLDER ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE EXTENSION AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC STOKHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE EXTENSION AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR STOCK ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[__] pe share, subject to the actual value of the Trust Account at the time of the redemption. The closing price of Class A Common Stock on December 28, 2022, the Record Date, was $10.26. We cannot assure our stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

In consideration of the Extension Amendment Proposal, the Company’s stockholders should be aware that if the Extension Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the Extension Payments.

Approval of the Extension Amendment Proposal require the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock. The affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” it. In addition, the Board recommends that you vote “FOR” to direct the chairman of the special meeting to adjourn the special meeting, if applicable.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal to be considered at the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares. We are providing the proxy statement and the accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated [__], 2023 and is first being mailed to stockholders of the Company on or about [__], 2023.

The Company is actively monitoring the coronavirus (COVID-19) and is sensitive to the public health and travel concerns stockholders may have as well as the protocols that federal, state, and local governments may impose. The Company will hold the special meeting virtually by means of electronic communication.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the proposals to be considered at the special meeting, except that with respect to the Extension Amendment Proposal, your votes without instruction how you wish to vote will be counted as broker “non-votes.”

 We look forward to seeing you at the meeting.

Dated: [__], 2023

By Order of the Board of Directors,

“Joy” Yi Hua
Chairwoman of the Board of Directors

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Acri Capital Acquisition Corporation
13284 Pond Springs Rd, Ste 405

 Austin, Texas

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 24, 2023

PROXY STATEMENT

The special meeting of stockholders (the “special meeting”) of Acri Capital Acquisition Corporation (“Acri Capital”, the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held virtually on January 24, 2023 at 9:00 a.m., Eastern Time, to consider and vote upon the following proposals:

●	Proposal No. 1 - The Extension Amendment Proposal – a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to amend the amount of monthly deposit (each, a “Monthly Extension Payment”) required to be deposited in the trust account ( the “Trust Account”) from $0.0333 for each public share to $[__] for each public share for up to nine (9) times if the Company has not consummated its initial business combination by March 14, 2023 (the nine (9) month anniversary of the closing of its initial public offering) (the “Extension Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Extension Amendment”);

●	Proposal No. 2 - The Adjournment Proposal – a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the stockholders approve the Extension Amendment Proposal, for each public share that is not redeemed by the stockholders in connection with the Extension Amendment Proposal (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, the Company will deposit $[__] per public share per month in the Trust Account.  If there is (i) no redemption of the public shares, the Monthly Extension Payment will be $[__], (ii) 50% redemption of the public shares, the Monthly Extension Payment will be $[__], and (iii) 80% redemption of the public shares, the Monthly Extension Payment will be $[__]. The first Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 14, 2023, while the second Monthly Extension Payment must be deposited into the Trust Account prior to 14th of each succeeding month until end of Extended Termination Date (as defined below). We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

Due to the COVID-19 pandemic, Acri Capital will hold the special meeting virtually. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting [__].

If you plan to attend the virtual special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

The Board has fixed the close of business on December 28, 2022 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the Record Date, there were 8,625,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) issued and outstanding, all of which are public shares and 2,156,250 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”, together with Class A Common Stock, “Common Stock”) issued and outstanding.

The purpose of the Extension Amendment is to allow the Company to have more flexibility to complete the initial business combination. The Charter of the Company provides that we have until March 14, 2023 to complete an initial business combination. If we anticipate that we may not be able to consummate an initial business combination by March 14, 2023, we may, but are not obligated to, if requested by the Sponsor or its affiliates, extend the time we need to complete an initial business combination (the “Combination Period”) up to nine (9) times by an additional one month each time for a total of up to 9 months (the “Paid Extension Period”) by depositing $287,212.5 per month ($0.0333 per public share) into our Trust Account, affording us up to December 14, 2023 to complete our initial business combination (the “Extended Termination Date”). Further, the Charter provides that we may modify the time and substance of the Combination Period by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

The Board currently believes that there will not be sufficient time before March 14, 2023 for the Company to complete an initial business combination. If the Extension Amendment Proposal is approved, the Company will still have the right to extend the Combination Period from March 14, 2023 to December 14, 2023 (i.e., 18 months from the closing of the IPO), provided that the Monthly Extension Payment of $[__] per public share is deposited into the Trust Account on or prior to the 14th day of each month commencing from March until December 2023. In connection with the Extension Amendment, if there is (i) no redemption of the public shares, the Monthly Extension Payment will be $[__], (ii) 50% redemption of the public shares, the Monthly Extension Payment will be $[__], and (iii) 80% redemption of the public shares, the Monthly Extension Payment will be $[__]. The Company’s board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the Extension Amendment.

A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the special meeting. Provided that there is a quorum, Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock.

Public stockholders of shares of Common Stock sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Amendment Proposal or otherwise at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $88.4 million held in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved, and the initial business combination not consummated by March 14, 2023 (or by December 14, 2023 if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

Prior to the IPO, we issued certain shares of Class B Common Stock (the “Founder Shares”) to Acri Capital Sponsor LLC, a Delaware limited liability company (the “Sponsor”), our officers, directors, and/or their designees (collectively with the Sponsor, the “Founders”). In the IPO, we issued and sold to the public, units, each consisting of one share of Common Stock and one-half of one warrant. Our Founders have waived their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to our Charter with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Sponsor will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. We have not asked the Sponsor to reserve for such indemnification obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Extension will constitute consent for Acri Capital to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a business by the Current Termination Date (or by the Extended Termination Date, if extended). Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any business combination through March 14, 2023 (or up to September 14, 2023).

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement, including the form of proxy, are first being mailed to stockholders on or about [__], 2023.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?

A.    This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”), for use at the special meeting of stockholders in lieu of the annual meeting of stockholders (the “special meeting”) to be held on virtually January 24, 2022 at 9:00 a.m., Eastern Time, or at any adjournments or postponements thereof. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting [__].

If you plan to attend the virtual special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Q.	What is being voted on?	A. You are being asked to vote on a proposal to amend Company’s amended and restated certificate of incorporation (the “Charter”) to amend the amount of monthly deposit (each, a “Monthly Extension Payment”) required to be deposited in the trust account (the “Trust Account”) from $0.0333 for each public share to $[__] for each public shares for up to nine (9) times if the Company has not consummated its initial business combination by March 14, 2023 (the nine (9) month anniversary of the closing of its initial public offering) (the “Extension Amendment Proposal) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Extension Amendment”);

Q.	What is the purpose of the Extension Amendment?

A.    The purpose of the Extension Amendment is to allow the Company to have more flexibility to complete the initial business combination.

The Charter provides that we have until March 14, 2023 (the “Current Termination Date”) to complete a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, or an “initial business combination.” If we anticipate that we may not be able to consummate an initial business combination by the Current Termination Date, we may, but are not obligated to, if requested by our sponsor or its affiliates, extend the time we need to complete an initial business combination (the “Combination Period”) up to nine (9) times by an additional one month each time for a total of up to 9 months (the “Paid Extension Period”) by depositing $287,212.5 per month ($0.0333 per public share) into our Trust Account, affording the Company December 14, 2023 to complete our initial business combination the “Extended Termination Date”).

If the Extension Amendment Proposal is approved, the Company will still have the right to extend the Combination Period from March 14, 2023 to December 14, provided that the Monthly Extension Payment of $[__] per public share is deposited into the Trust Account. If there is (i) no redemption of the public shares, the Monthly Extension Payment will be $[__], (ii) 50% redemption of the public shares, the Monthly Extension Payment will be $[__], and (iii) 80% redemption of the public shares, the Monthly Extension Payment will be $[__] . The Company’s board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the Extension Amendment.

If the Extension Amendment Proposal is approved, such approval will constitute consent for us to remove an amount from the Trust Account (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public share, and deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Termination Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election (as defined below) will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment is approved and the amount remaining in the Trust Account may be only a fraction of the approximately $88.4 million that was in the Trust Account as of September 30, 2022, which could impact our ability to consummate a business combination.

If the Extension Amendment Proposal is not approved, and the initial business combination not consummated by March 14, 2023 (or by December 14, 2023 if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment Proposal is approved and you do not elect to redeem your public shares in connection with the Elections, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion from the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Q.	Why should I vote for the Extension Amendment Proposal?

A.    The approval of the Extension Amendment Proposal is essential to the implementation of the Board’s plan to amend the Monthly Extension Payment in order to extend the Combination Period beyond March 14, 2023.

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to allow us to more flexibility to complete the initial business combination.

The Charter provides that if our stockholders approve an amendment to modify A) the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion period or extended completion period, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity , we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter. The Board also believes, however, that it is in the best interests of our stockholders to provide the Company more flexibility to complete a business combination.

Q.	What is Monthly Extension Payment and how it impacts the redemption price?

A.    If the stockholder approves the Extension Amendment Proposal, the Company will have the right to extend the Combination Period from March 14, 2023 to December 14, 2023, provided that, for each public share that is not redeemed by the stockholders in connection with the Extension Amendment Proposal (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, the Monthly Extension Payment of $[__] per public share is deposited into the Trust Account, If there is (i) no redemption of the public shares, the Monthly Extension Payment will be $[__], (ii) 50% redemption of the public shares, the Monthly Extension Payment will be $ [__], and (iii) 80% redemption of the public shares, the Monthly Extension Payment will be $[__]. The first Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 14, 2023, while the second Extension Payment must be deposited into the Trust Account prior to 14th of each succeeding month until the end of Paid Extension Period. We intend to issue a press release announcing the deposit of Monthly Extension Payment after such funds are deposited into the Trust Account.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[__] pe share, subject to the actual value of the Trust Account at the time of the redemption. If the Extension Amendment Proposal is approved and the Company takes full nine months to complete an initial business combination, the redemption amount per share at the meeting for the initial business combination or the Company’s subsequent liquidation will be approximately $[__], including nine Monthly Extension Payment. If you are a public shareholder and elect not to redeem the shares of Common Stock in connection with the Extension Amendment Proposal, you may be entitled to a redemption price of $[__] in comparison to the current redemption amount of $[__] per share (solely based on the redemption price as of the current Record Date, subject to the actual value of the Trust Account at the time of the redemption and full nine-month extension).

Q.	How do the Founders intend to vote their shares?

A.    Prior to the IPO, we issued certain shares of Class B Common Stock (the “Founder Shares”) to Acri Capital Sponsor LLC, a Delaware limited liability company (the “Sponsor”), our officers, directors, and their designees (collectively with the Sponsor, the “Founders”). The Founders are expected to vote any Founder Shares and any shares of Class A Common Stock held in favor of all of the proposals.

Our Founders have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by them in connection with the completion of our initial business combination and to waive their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to the Charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion period or extended completion period, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity.

On the Record Date, the Founders beneficially owned and were entitled to vote 2,156,250 shares of Class B Common Stock, representing approximately 20.0% of our issued and outstanding Common Stock. The Founders did not beneficially own any public shares as of such date.

Q.	How does the Board of Directors recommend I vote?	A. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is fair to and in the best interests of the Company and our stockholders. The Board recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal. The Board also recommends that you vote “FOR” the Adjournment Proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting

Q.	Who may vote at the special meeting?	A. The Board has fixed the close of business on December 28, 2022 as the date for determining the stockholders entitled to vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment.

Q.	How many votes must be present to hold the special meeting?	A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the special meeting.

Q.	How many votes do I have?	A. You are entitled to cast one vote at the special meeting for each share you held as of December 28, 2022, the Record Date for the special meeting. As of the close of business on the Record Date, there were 10,781,250 outstanding shares, including 8,625,000 outstanding public shares.

Q.	What is the proxy card?	A. The proxy card enables you to appoint the representatives named on the card to vote your shares at the special meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is strongly recommended that you complete and return your proxy card before the special meeting date, in case your plans change.

Q.	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A.    Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q.	What vote is required to approve the Extension Amendment Proposal?

A.    Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock. With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

Q.	What if I don’t want to vote for the Extension Amendment Proposal?

A.    If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. You will be entitled to make the Election to redeem your shares for cash in connection with this vote regardless of whether you vote for or against, or abstain from voting on, the Extension Amendment Proposal. If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the Trust Account if an initial business combination is approved and completed, subject to any limitations set forth in the Charter.

In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Combination Period.

If the Extension Amendment Proposal is approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment Proposal becomes effective.

Q.	Will you seek any further extensions to liquidate the Trust Account?	A. Other than the Paid Extension Period as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a business combination. We have provided the Election for all holders of public shares, including those who vote for the Extension Amendment Proposal and holders should receive the funds shortly after the special meeting which is scheduled for January 24, 2022. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if we do not consummate a business combination by March 14, 2023, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

Q.	What happens if the Extension Amendment Proposal is not approved?

A.    If the Extension Amendment Proposal is not approved, and the initial business combination not consummated by March 14, 2023 (or by December 14, 2023 if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

The Founders have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if we fail to complete our initial business combination within the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination within the Combination Period

Q.	If the Extension Amendment Proposal is approved, what happens next?

A.    If the Extension Amendment Proposal is approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to amend the Monthly Extension Payment. We will remain a reporting company under the Exchange Act, and our units, Class A Common Stock, and warrants will remain publicly traded. We will then continue to work to consummate a business combination by March 14, 2023 (or by December 14, 2023 if extended).

If the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account, and the percentage interest of the Company’s shares held by the Founders will increase. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment is implemented, and the amount remaining in the Trust Account may be only a fraction of the amount that was in the Trust Account as of September 30, 2022. However, we will not proceed with the Extension Amendment if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q.	Would I still be able to vote on any business combination if I exercise my redemption rights?	A. Unless you elect to redeem all of your shares, you will be able to vote on any business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the charter.

Q	Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Extension Amendment Proposal?	A. Public stockholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal regardless of how such public stockholders vote in regard to the Extension Amendment Proposal or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in the Trust Account to the public stockholders. Public stockholders are not required to affirmatively vote either for or against the Extension Amendment Proposal in order to redeem their shares for a pro rata portion of the funds held in the Trust Account. This means that public stockholders who hold public shares on or before such date that is two business days before the special meeting may elect to redeem their shares whether or not they are holders of the Record Date, and whether or not they vote for the Extension Amendment Proposal or even abstain from voting on. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Q.	What is the deadline for voting my shares?	A. If you are a stockholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q.	Is my vote confidential?	A. Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q.	Where will I be able to find the voting results of the special meeting?	A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Q.	Who bears the cost of soliciting proxies?	A. The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q.	How can I submit my proxy or voting instruction form?

A.    Whether you are a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the special meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q.	How do I change my vote?

A.    If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q.	How are votes counted?

A.    Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. For discretionary items your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The Extension Amendment Proposal is considered as a non-discretionary item.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Extension Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A.    A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of Common Stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A.    Only holders of record of Common Stock at the close of business on December 28, 2022, the Record Date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the Record Date, 10,781,250 shares of Common Stock, including 8,625,000 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What interests do the Founders have in the approval of the proposals?	A. The Founders have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares and the possibility of future compensatory arrangements. See the section entitled “Proposal No.1 – The Extension Amendment Proposal—Interests of the Founders.”

Q.	What if I object to the Extension Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Extension Amendment Proposal to be approved, you must vote against such proposals, abstain from voting, or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed a business combination by March 14, 2023. Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

Q.	What happens to our warrants if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved, and the initial business combination not consummated by March 14, 2023 (or by December 14, 2023 if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Q.	What happens to our warrants if the Extension Amendment Proposal is approved?	A. If the Extension Amendment Proposal is approved, we will continue our efforts to consummate a business combination until end of the Paid Extension Period, and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.

Q.	What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.    If you are a holder of record of Common Stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q	How do I redeem my shares of Common Stock?

A.    If the Extension Amendment is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by March 14, 2023.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer, LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, NY 11598, Attn: Chief Executive Officer, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who can help answer my questions?

A.    If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your share certificates (if any) and other redemption forms (either physically or electronically) to our transfer agent at the address below at least one (1) business day prior to the vote at the extraordinary general meeting. If you have questions regarding the certification of your position or delivery of your subunit certificates (if any) and other redemption forms, please contact:

VStock Transfer, LLC

18 Lafayette Place,

Woodmere, NY 11598

Attn: Chief Executive Officer

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability of the Company to effect the Extension Amendment or consummate a business combination;

●	unanticipated delays in the distribution of the funds from the Trust Account;

●	claims by third parties against the Trust Account; or

●	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated June 9, 2022 (Registration No. 333-263477) and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to throughout this report as our initial business combination.

On June 14, 2022, we completed our initial public offering (the “IPO”) of 8,625,000 units, which included 1,125,000 units issued upon the full exercise of the underwriters’ over-allotment option. Each unit consists of one share of Class A Common Stock and one-half of one warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $86,250,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 5,240,000 warrants (“Private Warrants”) to the Company’s sponsor, Acri Capital Sponsor LLC (the “Sponsor”), with each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,240,000 (the “Private Placement”). The Private Warrants are identical to the warrants sold as part of the units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

A total of $87,975,000 (or $10.20 per unit), comprised of $86,250,000 of the proceeds from the IPO (which amounts includes $2,587,500 of the underwriter’s deferred underwriting fee pursuant to the Underwriting Agreement), and $1,725,000 of the proceeds from the Private Warrants, were placed in a U.S.-based Trust Account maintained by Wilmington Trust, acting as trustee. Except with respect to interest earned on the funds in the Trust Account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the Trust Account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO, and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 9 months (or up to 18 months from the consummation of this offering if we extend the period of time to consummate a business combination as described in more detail in the Prospectus) from the closing of the IPO, subject to applicable law.

Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of Private Warrant, although substantially all the net proceeds are intended to be applied generally towards consummating a business combination.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates. We presently have no revenue and have had losses since inception from incurring formation and operating costs. We have relied upon the sale of our securities and loans from the Sponsor to fund our operations.

As of September 30, 2022, $949,982 of cash and prepaid expenses was held outside of the Trust Account and was available for working capital purposes. Interest earned on the Trust Account balance through September 30, 2022 available to be released to us for the payment of tax obligations amounted to $415,041. As of September 30, 2022 we had $88,390,014 in the Trust Account.

The mailing address of our principal executive office is 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729, and our telephone number is 512-666-1277.

Extension Payments

The Company’s IPO prospectus (File No. 333-263477) (the “IPO Prospectus”) dated June 9, 2022 and the Charter provide that we have until March 14, 2023 to complete a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. If we anticipate that we may not be able to consummate the initial business combination by March 14, 2023, we may, but are not obligated to, if requested by the Sponsor or its affiliates, extend date up to nine (9) times by an additional one month each time for a total of up to December 14, 2023 by depositing $287,212.5 per month ($0.0333 per public share) into our Trust Account, to complete our initial business combination. Further, the IPO Prospectus and the Charter provide that the Company may modify the Current Termination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved and a business combination is not consummated by March 14, 2023 (or up to by December 14, 2023, if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Fund or available to the Company from interest income on the Trust Account’s balance.

If the Extension Amendment Proposal is Approved

Under the terms of the proposed Extension Amendment, public stockholders may make the Election.

If the Extension Amendment Proposal is approved by holders of sixty-five percent (65%) or more of all then outstanding shares of the Common Stock, the Company will file amended Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, Class A Common Stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination within the Combination Period.

If the Extension Amendment Proposal is approved, the Company will still have the right to extend the time for the Company to complete its initial business combination (the “Combination Period”) from March 14, 2023 up to December 14, 2023 (i.e., 18 months from the closing of the IPO), provided that the Monthly Extension Payment of $[__] per public share is deposited into the Trust Account. If there is (i) no redemption of the public shares, the Monthly Extension Payment will be $[__], (ii) 50% redemption of the public shares, the Monthly Extension Payment will be $ [__], and (iii) 80% redemption of the public shares, the Monthly Extension Payment will be $[__]. The Company’s board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the Extension Amendment. The first Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 14, 2023, while the second Monthly Extension Payment must be deposited into the Trust Account prior to 14th of each succeeding month up to December 14, 2023. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination within the Combination Period.

If the Extension Amendment Proposal is approved (and not abandoned), the removal of the Withdrawal Amount in connection with the redemption from the Trust Account may significantly reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s shares held by the Founders.

Additionally, the Company’s Charter provides that the Company shall not consummate any business combination if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, which could be impacted by the reduction in the Trust Account.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment Proposal, the Company’s stockholders should be aware that if the Extension Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. The Founders and/or their affiliate may also advance or fund the Company on as needed basis for working capital or payment for expenses incurred. Additionally, if the stockholders approve the Extension Amendment Proposal, for each remaining share for each monthly period, or portion thereof during the Combination Period, the Company will deposit the Monthly Extension Deposit into the Trust Account. The Monthly Extension Deposit would be made in the form of a loan. If the Company complete its initial business combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account. In addition, such extension funding loans may be convertible into Private Warrants upon the closing of the Company’s initial business combination at $1.00 per warrant at the option of the lender. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from the Founders and/or their affiliates for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete a business combination within the required time period, the Sponsor will be liable to the extent necessary to ensure that the amounts in the Trust Account are not reduced below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes and will not be liable as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that, the Sponsor would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.20 per public share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.20 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment Proposal.

The Special Meeting

Date, Time and Place. The special meeting of stockholders will be held on January 24, 2023 at 9:00 a.m., Eastern Time, virtually at [__].

If you plan to attend the virtual online special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our Common Stock at the close of business on December 28, 2022, the Record Date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

At the close of business on the Record Date, there were 10,781,250 outstanding shares of Common Stock, including 8,625,000 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension Amendment is implemented, which will be paid shortly after the special meeting scheduled for January 24, 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against, or abstain from voting on, the Extension Amendment Proposal.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Advantage Proxy, Inc. to aid in the solicitation of proxies. Advantage Proxy, Inc. will receive a fee of approximately $10,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of the material U.S. federal income tax considerations for holders of the Company’s Common Stock that elect to have their Common Stock redeemed for cash if the acquisition is completed. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of its investment or tax circumstances or to stockholders subject to special tax rules, such as:

●	financial institutions or financial services entities;

●	broker-dealers;

●	insurance companies;

●	dealers or traders subject to a mark-to-market method of tax accounting with respect to shares of Common Stock;

●	persons holding Common Stock as part of a “straddle,” hedge, integrated transaction or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

●	U.S. expatriates or former long-term residents of the United States;

●	governments or agencies or instrumentalities thereof;

●	regulated investment companies (RICs) or real estate investment trusts (REITs);

●	persons that directly, indirectly or constructively own five percent or more (by vote or value) of Common Stock;

●	persons who received their shares of Common Stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	the Sponsor or its affiliates, officers or directors;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes); and

●	tax-exempt entities.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partnerships and their partners should consult their tax advisors with respect to the tax consequences to them of redemption. This summary assumes that stockholders hold Common Stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the stockholder’s trade or business.

WE URGE HOLDERS OF COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

Treatment of Redemption of Common Stock

In the event that a holder’s Common Stock is redeemed pursuant to the exercise of its redemption right in connection with the stockholder vote regarding the Extension Amendment Proposal the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of Common Stock, U.S. Holders will be treated as described under “U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock” below and Non-U.S. Holders will be treated as described under “Non-U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock” below. If the redemption does not qualify as a sale of Common Stock, U.S. Holders will be treated as receiving a corporate distribution with the tax consequences described below under “U.S. Holders — Taxation of Redemption Treated as a Distribution” and Non-U.S. Holders will be subject to the tax consequences described below under “— Non-U.S. Holders — Taxation of Redemption Treated as a Distribution” below. Whether a redemption qualifies for sale treatment will depend largely on the total number of Common Stock treated as held by the holder relative to all of our shares outstanding both before and after such redemption. The redemption of Common Stock generally will be treated as a sale of Common Stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the holder (collectively, the “302 tests”). These tests are explained more fully below.

In determining whether any of the 302 tests is satisfied, a holder takes into account not only the Company shares actually owned by the holder, but also the Company shares that are constructively owned by such holder under the relevant rules. A holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares the holder has a right to acquire by exercise of an option. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the holder immediately following the redemption of Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption. There will be a complete termination of a holder’s interest if either (i) all of the Company’s shares actually and constructively owned by the holder are redeemed or (ii) all of the Company’s shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other Company’s shares. The redemption of Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the 302 tests is satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “U.S. Holders — Taxation of Redemption Treated as a Distribution” and “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Common Stock will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, possibly to the U.S. Holder’s adjusted tax basis in its other shares constructively owned by such U.S. Holder.

U.S. Holders

Taxation of Redemption Treated as an Exchange of Common Stock. If the redemption qualifies as an exchange of Common Stock as described above under “— Treatment of Redemption of Common Stock,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates under current law. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s acquisition cost less any prior distributions treated as a return of capital for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as an exchange of Common Stock, a U.S. Holder will generally be treated as receiving a distribution in respect of its Common Stock. Such a distribution generally will be includable in a U.S. Holder’s gross income as dividend income to the extent that such distributions are paid out of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. Dividends will be taxable to a corporate U.S. Holder at regular rates and will generally be eligible for the dividends-received deduction if the requisite holding period is satisfied.

For non-corporate U.S. Holders, if the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, dividends are “qualified dividend income” taxed at the preferential applicable long-term capital gain rate. It is unclear whether the redemption rights with respect to Common Stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Distributions in excess of our current or accumulated earnings and profit generally will be applied against and reduce the U.S. Holder’s basis in its Common Stock (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Common Stock in the manner described above under “—Taxation of Redemption Treated as an Exchange of Common Stock.”

U.S. Information Reporting and Backup Withholding. Distributions with respect to Common Stock to a U.S. Holder, whether or not such distributions qualify as dividends for U.S. federal income tax purposes, and proceeds from the sale, exchange or redemption of Common Stock by a U.S. Holder generally are subject to information reporting to the IRS and possible U.S. backup withholding, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if a U.S. Holder fails to furnish a correct taxpayer identification number, fails to furnish a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and such holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

Redemption of Common Stock. The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s share of Common Stock generally will follow the U.S. federal income tax characterization of such a redemption as described under “ — Treatment of Redemption of Common Stock” above.

Because the satisfaction of the 302 tests described above is dependent on matters of fact, withholding agents may presume, for withholding purposes, that all amounts paid to Non-U.S. Holders in connection with a redemption are treated as distributions in respect of their shares. Accordingly, a Non-U.S. Holder should expect that a withholding agent will likely withhold U.S. federal income tax on the gross proceeds payable to a Non-U.S. Holder pursuant to a redemption at a rate of 30% unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, or other applicable IRS Form W-8). Each holder should consult with its own tax advisors as to the tax consequences to it of any redemption of its Common Stock, including its ability to obtain a refund of any amounts withheld by filing an appropriate claim for a refund with the IRS in the event that the Non-U.S. Holder is not treated as receiving a dividend under the 302 tests.

Taxation of Redemption Treated as an Exchange of Common Stock. A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of any gain realized upon the redemption of Common Stock unless:

●	the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

●	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

●	Common Stock constitutes a U.S. real property interest (“USRPI”) by reason of the Company’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes, and certain other conditions are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet above, the Company believes that it is not and has not been at any time since its formation, and does not expect to be immediately after its initial business combination is completed, a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as an exchange of Common Stock, with respect to a Non-U.S. Holder, such holder will generally be treated as receiving a distribution in respect of Common Stock. Such a distribution to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will constitute a dividend for U.S. federal income tax purposes. Amounts not treated as a dividend for U.S. federal income tax purposes will constitute a return of capital and be applied against and reduce a Non-U.S. Holder’s adjusted tax basis in its Common Stock, but not below zero, and thereafter as capital gain and will be treated as described above under “—Non-U.S. Holders—Taxation of Redemption Treated as an Exchange of Common Stock.”

Subject to the discussion below on effectively connected income, dividends paid to a Non-U.S. Holder of Common Stock will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding. Payments of dividends on Common Stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on Common Stock paid to the Non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, proceeds from a sale or other taxable disposition of Common Stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a disposition of Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act. Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), payments of dividends on and the gross proceeds of dispositions of Common Stock of a U.S. issuer paid to (i) a “foreign financial institution” (as specifically defined in the Code) or (ii) a “non-financial foreign entity” (as specifically defined in the Code) will be subject to a withholding tax (separate and apart from, but without duplication of, the withholding tax described above) at a rate of 30%, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption from these rules applies. Under proposed Treasury Regulations, the preamble to which states that taxpayers may rely on them until final Treasury Regulations are issued, this withholding tax will not apply to the gross proceeds from the sale or disposition of Common Stock. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisors regarding the possible implications of this withholding tax on their Common Stock.

We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

Company’s Recommendation to Stockholders

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable the Extension Amendment Proposal, and recommends that you vote “FOR” the adoption of the Extension Amendment. See the section entitled “Reasons for the Extension Amendment — The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Founders, Directors and Executive Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s Founders have interests that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Proposal No. 1 - The Extension Amendment Proposal — Interests of the Company’s Founders.”

Stock Ownership

Information concerning the holdings of certain of the Company’s stockholder is set forth below under “Beneficial Ownership of Securities.”

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

We are proposing to amend the Charter to allow us to amend the Monthly Extension Payment required to be deposited in Trust Account from $0.0333 for each public share to $[__] per Remaining Share for up to nine (9) times if the Company has not consummated its initial business combination by March 14, 2023 (the nine (9) month anniversary of the closing of the IPO).

Although the approval of the Extension Amendment Proposal is essential to allow the Company to have more flexibility to complete the initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by stockholders.  If the Extension Amendment Proposal is approved, the Company will file an amended form of the Charter with the Secretary of State of the State of Delaware. A copy of the proposed amendment to the Charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of our public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Extension Amendment is implemented. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

Reasons for the Extension Amendment

The Company’s IPO Prospectus dated June 9, 2022 and the Charter provide that we have until March 14, 2023 to complete a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. If we anticipate that we may not be able to consummate the initial business combination by March 14, 2023, we may, but are not obligated to, if requested by the Sponsor or its affiliates, extend the Combination Period by depositing $287,212.5 per month ($0.0333 per public share) into our Trust Account, affording the Company up to December 14, 2023 to complete our initial business combination. Further, the IPO Prospectus and the Charter provide that the Company may modify the Current Termination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

The Company’s management believes that the Extension Amendment will allow the Company to have more flexibility to complete the initial business combination. If the Extension Amendment Proposal is approved, the Company will still have the right to extend the Combination Period from March 14, 2023 up to December 14, 2023 (i.e., 18 months from the closing of the IPO), provided that the Monthly Extension Payment of $[__] per public share is deposited into the Trust Account. If there is (i) no redemption of the public shares, the Monthly Extension Payment will be $[__], (ii) 50% redemption of the public shares, the Monthly Extension Payment will be $ [__], and (iii) 80% redemption of the public shares, the Monthly Extension Payment will be $[__]. The Company’s board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the Extension Amendment. The first Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 14, 2023, while the second Monthly Extension Payment must be deposited into the Trust Account prior to 4th of each succeeding month up to December 14, 2023. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

If the Extension Amendment Proposal is not approved, and the initial business combination is not consummated by March 14, 2023 (or by December 14, 2023 if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less up to $50,000 of interest to pay dissolution expenses). Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

Our Founders have waived their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to our Charter with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved, the Sponsor or its affiliates will contribute $[__] to the Company as a loan for the Company to deposit the funds into the Trust Account as the Monthly Extension Payment. The first Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 14, 2023, while the second Extension Payment must be deposited into the Trust Account prior to 14th of each succeeding month until the termination of the Extension. If the Company complete its initial business combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account. In addition, such extension funding loans may be convertible into Private Warrants upon the closing of the Company’s initial business combination at $1.00 per warrant at the option of the lender.

Redemption Rights

If the Extension Amendment Proposal is approved (and not abandoned), the Company will afford the public stockholders making the Election, the opportunity to receive, at the time the Extension Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account. You will also be able to redeem your public shares in connection with the expected stockholder vote to approve an initial business combination, or if the Company has not consummated a business combination by the Extended Termination Date.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of an initial business combination, subject to any limitations set forth in the Charter and the limitations contained in related agreements. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Redemption Procedure

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer, LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, NY 11598, by two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker approximately $120.00 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that do not elect to exercise their redemption rights. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The Company will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, calculated as of the Record Date. If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent by two business days prior to the special meeting. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete an initial business combination by the Current Termination Date (unless such date is extended), the shares of the public stockholders will be redeemed in accordance with the terms of the Charter promptly following such date.

Interests of the Company’s Founders

When you consider the recommendation of our Board, you should keep in mind that the Founders may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Founders have agreed not to redeem any shares of Common Stock in connection with a stockholder vote to approve an amendment to the Charter;

●	the beneficial ownership by the Sponsor of an aggregate of 2,156,250 Founder Shares and 5,240,000 Private Warrants, which would become worthless if the Company does not complete a business combination within the applicable time period, as the Sponsor has agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any Founder Shares in connection with a stockholder vote to approve a proposed initial business combination. The personal and financial interests of our founders may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. The Sponsor paid an aggregate of $25,000 for the Founders Shares and $5,240,000 for the Private Warrants.;

●	Ms. “Joy” Yi Hua, our CEO, CFO and Chairwoman, is the sole manager and member of the Sponsor, and as such may be deemed to have sole voting and investment discretion with respect to the shares of Common Stock held by the Sponsor, including 2,156,250 Founder Shares as described above, which would become worthless if the Company does not complete a business combination by the Combination Period, as the Sponsor has waived any right to redemption with respect to these shares;

●	each of the three independent directors of the Company will receive cash compensation of $20,000, will be payable upon the closing of our initial business combination;

●	Our Founders may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our founders or an affiliate of our founders or any of our officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $3,000,000 of such loans may be convertible into working capital warrants at a price of $1.00 per warrant at the option of the lender. Such working capital warrants would be identical to the Private Warrants sold in the Private Placement.

●	the Founders or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred related to identifying, investigating, and consummating an initial business combination, provided, that, if the Company does not consummate a business combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such reimbursements so long as no proceeds from the Trust Account are used for such repayment.

●	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after a business combination;

●	the fact that the Founders and their respective affiliates can earn a positive return on their investment, even if the public stockholders have a negative return on their investment in the post-combination entity; and

●	in addition to these interests of the Founders, to the fullest extent permitted by applicable laws, the Charter waives certain applications of the doctrine of corporate opportunity in some circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of the Charter or in the future, and the Company will renounce any expectancy that any of the directors or officers of the Company will offer any such corporate opportunity of which he or she may become aware to the Company. the Company does not believe that the pre-existing fiduciary duties or contractual obligations of its officers and directors materially impacted its search for an acquisition target. Further, the Company does not believe that the waiver of the application of the corporate opportunity doctrine in the Charter had any impact on its search for a potential business combination target.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Extension Amendment Proposal. These interests were considered by the Board when they approved the Extension Amendment Proposal.

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of Common Stock on the Record Date. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented. With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of the Founders are expected to vote any shares of Common Stock owned by them in favor of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

When you consider the recommendation of our Board, you should keep in mind that the Founders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 - The Extension Amendment Proposal – Interests of the Company’s Founders.”

PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

All of the Founders are expected to vote shares of Common Stock owned by them in favor of the Adjournment Proposal.

Recommendation

Our Board recommends that you vote “FOR” the Adjournment Proposal.

When you consider the recommendation of our Board, you should keep in mind that the Founders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 - The Extension Amendment Proposal – Interests of the Company’s Founders.”

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Position
“Joy” Yi Hua	47	Chief Executive Officer, Chief Financial Officer and Chairwoman
James “Jim” C. Hardin Jr.	43	Director
Mr. Edmund R. Miller	66	Director
Mr. Andrew Pierce	36	Director

Ms. “Joy” Yi Hua is our Chief Executive Officer, Chief Financial Officer and Chairwoman. Ms. Hua has over 18 years of experience in investment management, hedge fund, private equity and real estate investment around the world. Since June 2016, Ms. Hua has served as the Managing Director of Serene View Capital LLC, an investment management and consulting firm. In June 2018, Ms. Hua founded Cohere Education LLC, an online education start-up engaged in the distribution of STEAM curriculum and programs to K-12 and college students in the U.S. and China. Before that, Ms. Hua co-founded and served as the Chief Operating Officer for MeshImpact LLC for the period between July 2016 and December 2018, overseeing financial and strategic planning for the consulting firm providing data analytics and machine learning solutions. Earlier in her career, Ms. Hua worked for CornerStone Parnters LLC for 8 years from 2008 to 2016 where she managed private equity and real assets portfolios of over 3 billion US dollars for 12 non-profit clients. Ms. Hua started her investment career at UVIMCO, the organization that manages the University of Virginia’s $14.5 billion endowment, from 2004 to 2008. Ms. Hua received her MBA from the University of Texas at Austin in 2003, and a B.A. in Economics from Shanghai University of Finance & Economics in 1997. She has been a CFA charter holder since 2004.

Mr. James “Jim” C. Hardin Jr. has served as our independent director since June 2022. Mr. Hardin has 20 years of experience in direct investments, co-investments, and fund investments in multiple private and public asset classes, sectors, and countries. He has particular investing experience in healthcare, fintech (bank software, payments), and community banks. He is currently an investment banker affiliated with Deer Isle Group, LLC and The Sponsor Fund Partners LLC. On the advisory side through Deer Isle Group, LLC, Mr. Hardin works with clients as a fractional general partner — which is similar to a fractional strategic CFO role — where he provides senior bandwidth to private equity general partners to support transaction execution and capital raising. Prior to partnering with Deer Isle, Mr. Hardin founded a technology-enabled service company for the lower middle market private equity ecosystem between 2014 and 2020, led private equity investing at full-service outsourced investment firm and Duke University-spinout Global Endowment Management (now $12B AUM) between 2009 and 2013, acquired and exited a point of sale payments company between 2009 and 2017, and co-managed a healthcare portfolio at the multi-strategy hedge fund Farallon Capital Management/Noonday (now $35B AUM) between 2004 and 2008. Mr. Hardin has also been a director of Affirmative Technologies, a provider of electronic payment risk management and fraud detection software, since 2018. Mr. Hardin has also been the President of Fund Investor Toolkit, LLC, a consulting service, since 2014. Mr. Hardin graduated cum laude in Economics (AB) from Harvard College.

Mr. Edmund R. Miller has served as our independent director since June 2022. Mr. Miller is a Senior Managing Director of Pan American Finance, LLC, an investment advisory firm where he has held this position since 2012. He has extensive private equity investment, fundraising and Telecommunication, Media, & Technology (TMT) experience. From 2002 to 2011, he was the Managing Director at Parmenter Realty Partners where he was in charge of all aspects of documenting and raising their second, third, and fourth institutional funds. Earlier in his career, from 1984 to 1996, Mr. Miller was co-manager of the largest Caribbean Basin and Latin American coverage team for Goldman Sachs, based in Miami. From 1996 to 1999, he managed a high yield fund for a large Latin American bank, managed a hedge fund, and was a founder and led the initial investment round in Answerthink (now known as The Hackett Group, NASDAQ: HCKT), an information technology consulting company. Mr. Miller was the co-founder of Interprise Technology Partners, a $110 million technology venture fund which made seven lead investments between 1999 and 2002. Prior to joining Goldman Sachs in 1984, Mr. Miller worked for Price Waterhouse in New York City in international tax for 4 years. He is a graduate of the University of Florida Warrington College of Business and the Levin College of Law. Mr. Miller was previously certified as a CPA and was a member of the New York Bar.

Mr. Andrew Pierce has served as our independent director since June 2022. Mr. Pierce has more than a decade of experience in everything from data center auditing and IT support, to building world-class software and leading teams of engineers. Between 2014 and 2022, Mr. Pierce led the Platform Applications team for BlackSky Technology Inc. (NYSE: BKSY), a leading provider of real-time geospatial intelligence and global monitoring services, and has helped grow it from a $1M ARR startup into a publicly-traded powerhouse valued at over $1B on opening day. Prior to BlackSky, Mr. Pierce served as the Engineering Manager of Thermopylae Science and Technology’s iSpatial platform. He is also the founder and owner of Banana Stand Technologies, Inc., a company engaged in “web3” consulting services. From 2009 to 2010, he was on the team that built FederalReporting.gov, the system responsible for tracking the American Recovery and Reinvestment Act (ARRA) stimulus spending. He graduated with a B.S. in Computer Science and a B.A. in Japanese Studies from the College of William and Mary in 2009, and has spent time abroad living and working in Japan.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

Messrs. James “Jim” C. Hardin Jr., Edmund R. Miller and Andrew Pierce serve as members of our audit committee, with James “Jim” C. Hardin Jr. serving as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that James “Jim” C. Hardin Jr. qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have a compensation committee of the board of directors. Messrs. James “Jim” C. Hardin Jr., Edmund R. Miller and Andrew Pierce serve as members of our compensation committee, with Andrew Pierce serving as the chairman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards applicable to members of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to the completion of business combination, or for any services they render in order to complete the consummation of a business combination although we may consider cash or other compensation to officers or advisors we may hire officers or advisors to be paid either prior to or in connection with our initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the NASDAQ Rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serve, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Code of Ethics, Corporate Governance Guidelines and Committee Charters

We have adopted a Code of Ethics (“Code of Ethics”) that applies to all of our executive officers, directors and employees. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have filed a copy of our Code of Ethics, our Audit Committee Charter and our Compensation Committee Charter as exhibit to our IPO Prospectus. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

Each of our independent directors has received cash compensation of $60,000 after the IPO, and will receive $20,000 upon the closing of our initial business combination. Except for as mentioned herein, no compensation of any kind, including finder’s and consulting fees, was paid to our founders or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire officers or advisors to be paid either prior to or in connection with our initial business combination. In addition, our officers, directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent they known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

Following a business combination, to the extent we deem it necessary, we may seek to recruit additional managers to supplement the incumbent management team of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of September 30, 2022, with respect to the beneficial ownership of our Common Stock held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

●	each of our executive officers and directors that beneficially owns shares of Common Stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
Acri Capital Sponsor LLC (2)	2,156,250	20.0%
“Joy” Yi Hua	2,156,250	20.0%
All executive officers, and directors as a group	2,156,250	20.0%

5% Stockholders of Acri Capital
Saba Capital Management, L.P. (3)	500,000	5.8%
Space Summit Capital LLC (4)	408,806	5.45%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Acri Capital Acquisition Corporation, 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729

(2)	Acri Capital Sponsor LLC, the Sponsor, is the record holder of the securities reported herein. “Joy” Yi Hua, our CEO, CFO and Chairwoman, is the sole manager and member of the Sponsor. By virtue of this relationship, Ms. Hua may be deemed to have beneficial ownership of the securities held of record by the Sponsor.

(3)	Based on a Schedule 13G filed by the reporting person. The address for the reporting person is 405 Lexington Avenue, 58th Floor, New York, New York 10174

(4)	Based on a Schedule 13G filed by the reporting person. The address for the reporting persons is 15455 Albright Street, Pacific Palisades, CA 90272.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Founder and Private Warrants

On February 4, 2022, the Sponsor acquired 2,156,250 Founder Shares of for an aggregate purchase price of $25,000, or approximately $0.01 per share. As of September 30, 2022, there were 2,156,250 Founder Shares issued and outstanding. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the IPO.

The Founder Shares are identical to the public shares. However, the Founders have agreed (A) to vote their Founder Shares in favor of any proposed business combination, (B) not to propose, or vote in favor of, prior to and unrelated to an initial business combination, an amendment to the Company’s certificate of incorporation that would affect the substance or timing of the Company’s redemption obligation to redeem all public shares if the Company cannot complete an initial business combination within the Combination Period, unless the Company provides public stockholders an opportunity to redeem their public shares in conjunction with any such amendment, (C) not to redeem any shares, including Founder Shares and public shares into the right to receive cash from the Trust Account in connection with a stockholder vote to approve the Company’s proposed initial business combination or sell any shares to us in any tender offer in connection with the Company’s proposed initial business combination, and (D) that the Founder Shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated.

Substantially concurrently with the closing of the IPO, the Company completed the sale of 5,240,000 Private Warrants to the Sponsor at a purchase price of $1.00 per Private Warrant, generating gross proceeds to the Company of $5,240,000. The Private Warrants are identical to the Public Warrants except that the Private Warrants (including the Class A common stock issuable upon exercise of the Private Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial business combination except to permitted transferees.

Promissory Note — Related Party

On January 20, 2022, the Sponsor agreed to loan the Company up to $500,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and is due at the earlier of (1) January 20, 2023 or (2) the date on which the Company consummates its IPO of its securities. The Company has an outstanding loan balance of $316,827 on June 14, 2022 after the IPO and the outstanding balance was repaid on June 21, 2022. As of September 30, 2022, there was no loan balance outstanding.

Related Party (Working Capital) Loans

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor, or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial business combination, it would repay such loaned amounts. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $3,000,000 of such loans may be converted upon consummation of the Company’s initial business combination into warrants at a price of $1.00 per warrant. If the Company does not complete a business combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available. Such private qarrant converted from loan would be identical to the Private Warrants sold in the Private Placement.

As of September 30, 2022, the Company had no borrowings under the working capital loans.

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. We have filed a copy of our Code of Ethics as exhibit to our IPO Prospectus. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, our audit committee is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We have filed a copy of our audit committee charter as exhibit to our IPO Prospectus. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov.We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Founders, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, other than disclosed otherwise, no finder’s fees, reimbursements or cash payments will be made to our founders, existing officers, directors or advisors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to this offering to be paid either prior to or in connection with our initial business combination. In addition, the following payments will be made to our founders or their affiliates, none of which will be made from the proceeds of this offering held in the Trust Account prior to the completion of our initial business combination:

●	A monthly fee of an aggregate of $10,000 for office space, administrative and shared personnel support services to the Sponsor. This arrangement will terminate upon the earlier of (a) completion of a business combination or (b) 12 months after the completion of this offering;

●	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

●	Repayment of loans which may be made by our founders or an affiliate of our founders to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $3,000,000 of such loans may be convertible into working capital warrants, at a price of $1.00 per warrant at the option of the lender. Such working capital warrants are identical to the private warrants sold in the private placement.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. James “Jim” C. Hardin Jr., Edmund R. Miller and Andrew Pierce are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee is entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Acri Capital Acquisition Corporation, 13284 Pond Springs Rd, Ste 405, Austin, Texas, Attention: “Joy” Yi Hua, Chief Executive Officer, Chief Financial Officer and Chairwoman.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than January 17, 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ACRI CAPITAL ACQUISITION CORPoration

[●], 2023

Acri Capital Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Acri Capital Acquisition Corporation”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 7, 2022 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation of the Corporation (the “First Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on June 7, 2022.

2. This Amendment to the Amended and Restated Certificate of Incorporation (“Second Amendment”) amends the First Amended and Restated Certificate.

3. This Second Amendment, which both restates and amends the provisions of the First Amended and Restated Certificate, was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

4. This Second Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. The text of Section 9.1(c) is hereby amended and restated to read in full as follows:

(c) In the event that the Corporation has not consummated an initial Business Combination within 9 months from the closing of the Offering, the Sponsor may request that the Board extend the period of time to consummate an initial Business Combination by an additional one month each time for up to six nine (9) times (each such extension, an “Extension”), for a total of 18 months to consummate an initial Business Combination; provided, that for each Extension: (i) the Sponsor or its affiliates or designees has deposited into the Trust Account an amount equal to [__]% of the gross proceeds of the Offering, representing $[__] for each Offering Share, in exchange for a non-interest bearing, unsecured promissory note; and (ii) there has been compliance with any applicable procedures relating to the Extension in the trust agreement and in the letter agreement, both of which are described in the Registration Statement. If the Sponsor requests an Extension, then the following applies: (iii) the gross proceeds from the issuance of such promissory note referred to in (i) above will be added to the offering proceeds in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX; (iv) if the Corporation completes its initial Business Combination, it will, at the option of the Sponsor, repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it or issue securities of the Corporation in lieu of repayment in accordance with the terms of the promissory note; and (v) if the Corporation does not complete a Business Combination by the Deadline Date, the Corporation will not repay the amount loaned under the promissory note until 100% of the Offering Shares have been redeemed and only in connection with the liquidation of the Corporation to the extent funds are available outside of the Trust Account.

A-1

IN WITNESS WHEREOF, Acri Capital Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Acri Capital Acquisition Corporation

By:
	Name:	“Joy” Yi Hua
	Title:	Chairwoman of the Board of Directors

A-2